Exhibit 10.1

                         [MILLENIUM HOLDING GROUP LOGO]
                                 12 Winding Road
                               Henderson, NV 89052
                               Tel: (702) 492-7721
                               Fax: (702) 492-7728

May 08, 2006

Valentino Trubiani - Senior Partner
TSG Partners, LLC
1001 Pennsylvania, Avenue
Washington, DC 2004 USA

RE: Letter of Engagement

Gentlemen:

Millenium Holding Group, Inc., a Nevada Corporation, hereinafter ("The Client"):

                                    Millenium Holding Group, Inc.
                                    12 Winding Road
                                    Henderson, NV 89052

hereby agrees to engage TSG Partners, LLC a Delaware limited liability company, hereinafter ("TSG CAPITAL"):

                                    TSG Partners, LLC
                                    1001 Pennsylvania Avenue
                                    Washington, DC  2004  USA

to make its best efforts to provide the Client with the following services:

FLOATING A PRIVATE PLACEMENT ON THE PRIVATEPLACEMENTFORUM.COM:

TSG CAPITAL will make best efforts to complete a Private Placement (of $ 15,00,000.00 USD or less under Reg D of The Securities Exchange Act of 1933) of the Client's Preferred Shares by:

     (a) providing Due Diligence of the Principals, Directors and Officers of the Client;

     (b)  providing a Private Placement Memorandum for the Client;

But not to include the following:

     (a)  Auditing or preparation of financial statements;

     (b)  CPA Opinion Letter(s);

     (c)  Legal Opinion Letter(s).

If these are required by any investors.

Letter of Engagement
May 08, 2006
Page 2 of 2


TSG CAPITAL will be compensated for these services as follows:

     (a) $15,000 at the signing of this Letter of Engagement for development of the Private Placement Memorandum;

     (b) $15,000 from the proceeds of the offering for the development of the Private Placement Memorandum;

     (c)  $10 a trade in administrative fees from the proceeds of the placement;

     (d) Reimbursement for expenses incurred on the Client's behalf with the prior approval of the Client;

     (e) Commitment to deposit all excess funds into Caesar Fund Member Units or Caesar Fund Bonds.


"THE CLIENT":

MILLENIUM HOLDING GROUP, INC.


By:
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                                                                   DATE
Name: Richard L. Ham
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Title: President/CEO


"TSG CAPITAL"

By:
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                                                                   DATE
Name
     ---------------------------------------------

Title
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